UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 1, 2015

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On May 1, 2015, MidWestOne Financial Group, Inc. ("MidWestOne") filed a Current Report on Form 8-K to report, among other things, under Item 2.01, the completion of its acquisition of Central Bancshares, Inc. ("Central"), which occurred on May 1, 2015. In that filing, MidWestOne indicated that it would amend the Form 8-K within the time allowed for such filing to include the financial information required by Item 9.01. This amendment to the May 1, 2015 Current Report on Form 8-K is being filed to provide such financial information.
Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.
The audited consolidated balance sheets of Central as of December 31, 2014 and 2013 and the related audited consolidated statements of income, comprehensive income, changes in stockholders' equity, and cash flows for the years then ended, the notes to the consolidated financial statements and independent auditor's report are filed as Exhibit 99.2, and is incorporated herein by reference.
The audited consolidated balance sheets of Central as of December 31, 2013 and 2012 and the related audited consolidated statements of income, comprehensive income, changes in stockholders' equity, and cash flows for the years then ended, the notes to the consolidated financial statements and independent auditor's report are filed as Exhibit 99.3, and is incorporated herein by reference.
(b)    Pro Forma Financial Information.
The pro forma financial information required by this item is filed as Exhibit 99.4, and is incorporated herein by reference.
(d)    Exhibits.
Exhibit No.    Description
23.1        Consent of McGladrey LLP
99.2        Audited consolidated balance sheets of Central as of December 31, 2014 and 2013 and the related audited consolidated statements of income, comprehensive income, changes in stockholders' equity, and cash flows for the years then ended, the notes to the consolidated financial statements and independent auditor's report.
99.3        Audited consolidated balance sheets of Central as of December 31, 2013 and 2012 and the related audited consolidated statements of income, comprehensive income, changes in stockholders' equity, and cash flows for the years then ended, the notes to the consolidated financial statements and independent auditor's report.
99.4        Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of December 31, 2014 and for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	June 5, 2015	By:	/s/ GARY J. ORTALE
Gary J. Ortale
Executive Vice President and Chief Financial Officer